EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF  2002

I, Daniel Del Rosario, Chief Executive Officer of Photronics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)     the Quarterly Report on Form 10-Q of the Company for the quarterly period ended February 2,  2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2003	/s/ DANIEL DEL ROSARIO

Daniel Del Rosario
Chief Executive Officer